SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2020
SEGMENT INFORMATION [Abstract]
SEGMENT INFORMATION
NOTE 3.    SEGMENT INFORMATION

In the periods presented here, the Chief Executive Officer reviewed and evaluated the Technip Energies Group operating performance to make decisions about resource to be allocated and has been identified as the CODM. Utilizing the internal reporting information provided to the CODM, it has been determined that the Technip Energies Group has a single reporting segment.

Disaggregation of revenue by geographic location and contract types are presented in Note 5.

Location of property, plant and equipment, net by country is the following:

	December 31,
(In millions)	2020	2019	2018
United States	€21.9	€28.6	€29.5
France	22.2	18.3	26.9
Italy	16.7	17.6	18.8
United Kingdom	6.0	4.5	4.4
All other countries	28.7	39.4	32.1
Total property, plant and equipment, net	€95.5	€108.4	€111.7